UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 7, 2006

Greens Worldwide Incorporated

(Exact name of registrant as specified in its charter)

Arizona	000-25025	86-0718104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

346 Woodland Church Road, Hertford, North Carolina 27944
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code	252-264-2064

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Item 1.01  Entry into Material Definitive Agreement

On March 6, 2006, Greens Worldwide Incorporated (“GRWW”) entered into an Agreement for the Exchange of Common Stock with Crowley & Company Advertising, Inc. (“CCA”), a firm engaged in the business of advertising, promotion, public relations, ad specialties, and wearables. Under the terms of the agreement, GRWW will purchase 100% of the common stock of CCA for 150,000 shares of restricted common stock of GRWW along with a cash payment of $75,000.  The Closing Date is set for March 31, 2006, as follows and shown in Exhibit 10.1, Agreement for the Exchange of Common Stock.

The foregoing highlights and summarizes certain pertinent terms and conditions contained in the above-referenced Asset Purchase Agreement to which reference is made for the complete terms and conditions of such Agreement.

EXHIBITS

Exhibit Number	Description
10.1	Agreement for the Exchange of Common Stock

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2006

Greens Worldwide Incorporated

By: /s/ R. Thomas Kidd

R. Thomas Kidd, President & CEO

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